================================================================================


                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2003

            COMMISSION                     REGISTRANT; STATE OF INCORPORATION;                  IRS EMPLOYER
           FILE NUMBER                        ADDRESS; AND TELEPHONE NUMBER                  IDENTIFICATION NO.
           -----------                        -----------------------------                  ------------------
              1-9513                             CMS ENERGY CORPORATION                        38-2726431
                                                (A MICHIGAN CORPORATION)
                                            FAIRLANE PLAZA SOUTH, SUITE 1100
                                                  330 TOWN CENTER DRIVE
                                                DEARBORN, MICHIGAN 48126
                                                     (313) 436-9261


              1-5611                            CONSUMERS ENERGY COMPANY                         38-0442310
                                                (A MICHIGAN CORPORATION)
                                                212 WEST MICHIGAN AVENUE
                                                    JACKSON, MICHIGAN
                                                     (517) 788-1030


              1-2921                           PANHANDLE EASTERN PIPE LINE                       44-0382470
                                                         COMPANY
                                                (A DELAWARE CORPORATION)
                                           5444 WESTHEIMER ROAD, P.O. BOX 4967
                                                HOUSTON, TEXAS 77210-4967
                                                     (713) 989-7000

ITEM 5. OTHER EVENTS


RESTATEMENT OF FINANCIAL STATEMENTS

As previously disclosed, CMS Energy Corporation, Consumers Energy Company and Panhandle Eastern Pipe Line Company intended to file an amended Form 10-K for each registrant for the fiscal year ended December 31, 2001 as a result of the restatement of the consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 for each of CMS Energy, Consumers and Panhandle. In addition, CMS Energy, Consumers and Panhandle intended to file amended Form 10-Q's for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. Panhandle and Consumers each filed an amended Form 10-K for the fiscal year ended December 31, 2001 on February 20, 2003 and February 21, 2003, respectively. After consultation with the Securities and Exchange Commission, CMS Energy will not file an amended Form 10-K for the fiscal year ended December 31, 2001; however, CMS Energy will file a Form 10-K for the fiscal year ended December 31, 2002 that will include restated 2001 consolidated financial statements. CMS Energy, Consumers Energy and Panhandle each will file an amended Form 10-Q for the quarter ended September 30, 2002 that will include restated financial information for the quarters ended March 31, 2002 and June 30, 2002.

SALE OF PANHANDLE

CMS Energy and Southern Union Company each filed notifications with the Federal Trade Commission and the Department of Justice in connection with Southern Union Company's intent to acquire Panhandle, in compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The statutory waiting period applicable to the transaction expires at 11:59 p.m. on March 13, 2003. Southern Union Company is in the process of seeking the approval of the Public Service Commission of the State of Missouri with respect to Southern Union Company's role in the transaction. Southern Union Company's role in the transaction was approved by the Massachusetts Department of Telecommunications and Energy on February 19, 2003.

OTHER ASSET SALES

CMS Marketing, Services and Trading Company ("CMS MST") has entered into a definitive agreement, dated as of February 13, 2002, with Constellation Power Source, Inc. to sell CMS MST's wholesale electric power business. The sale is subject to review by the Federal Energy Regulatory Commission. On January 16, 2003, CMS MST closed the sale of its wholesale natural gas trading book to Sempra Energy Trading. The sale price was $18 million.

On February 10, 2003, Panhandle sold its one third interest in Centennial Pipeline, LLC for $40 million to Centennial's two other partners, Marathon Ashland Petroleum, LLC and TE Products Pipeline Company, Limited Partner, through its general partner, Texas Eastern Products Pipeline Company.

AMERICAN HOME ASSURANCE COMPANY LITIGATION

American Home Assurance Company ("AHA") is one of the issuers of a joint and several surety bond, with a remaining surety amount of approximately $187 million, supporting a CMS MST gas supply contract. The issuer commenced litigation on August 9, 2002 against CMS Enterprises Company ("Enterprises") and CMS MST in the U.S. District Court for the Eastern District of Michigan seeking to require Enterprises and CMS MST to provide acceptable collateral and to prevent them from disposing of or transferring any corporate assets outside the ordinary course of business before the Court had an opportunity to fully adjudicate the issuer's claim.

St. Paul Fire and Marine Insurance Company ("St. Paul"), the co-surety on the bond with AHA has similar rights in connection with surety bonds supporting two other CMS MST gas supply contracts, where the remaining surety amounts total approximately $112 million.

CMS Energy and AIG have reached a settlement that provides AHA and St. Paul with acceptable collateral. AHA's lawsuit against Enterprises and CMS MST has been dismissed.

This Form 8-K contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with the "Forward-Looking Statements and Risk Factors" in CMS Energy's, Consumers' and Panhandle's Form 10-Q for the Quarterly Period Ended September 30, 2002, Management Discussion and Analysis (incorporated herein by reference) that discuss important factors that could cause CMS Energy's, Consumers' and Panhandles' results to differ materially from those anticipated in such statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                     CMS ENERGY CORPORATION

Dated:  February 21, 2003

                                     By:      /s/ Thomas J. Webb
                                           -------------------------------------
                                           Thomas J. Webb
                                           Executive Vice President and Chief
                                           Financial Officer


                                     CONSUMERS ENERGY COMPANY

Dated:  February 21, 2003

                                     By:      /s/ Thomas J. Webb
                                           -------------------------------------
                                           Thomas J. Webb
                                           Executive Vice President and Chief
                                           Financial Officer


                                     PANHANDLE EASTERN PIPE LINE COMPANY

Dated:  February 21, 2003

                                     By:      /s/ Thomas J. Webb
                                           -------------------------------------
                                           Thomas J. Webb
                                           Executive Vice President and Chief
                                           Financial Officer